ETF OPPORTUNITIES TRUST

T-REX 2X Long XRP Daily Target ETF (XRPK)
T-REX 2X Long SOL Daily Target ETF (SOLX)

(the “Funds”)

Listed on Cboe BZX Exchange, Inc.

Supplement dated April 20, 2026
to the Prospectus and the Statement of Additional Information (“SAI”) dated November 7, 2025, as supplemented from time to time

On April 10, 2026, the Board of Trustees of ETF Opportunities Trust (the “Trust”) approved a Plan of Dissolution, Termination and Liquidation (the “Plan”) for the T-REX 2X Long XRP Daily Target ETF and T-REX 2X Long SOL Daily Target ETF (the “Funds”). The Funds commenced operations on December 2, 2025. Tuttle Capital Management, LLC (the “Adviser”), the Funds’ investment advisor, recommended that the Board approve the Plan due to the Funds’ limited prospect for meaningful future asset growth, the ongoing operational costs associated with managing the Funds and the Adviser’s desire to no longer subsidize expenses. As a result, the Board of Trustees concluded that it is in the best interest of the Funds and their shareholders to liquidate the Funds. The Funds are expected to terminate as series of the Trust and liquidate on or about May 11, 2026 (the “Liquidation Date”).
Effective as of the close of regular trading on May 4, 2026, the Funds will no longer accept creation orders and will delist with their listing exchange. During the time between market close on May 4, 2026, and the Liquidation Date, the Funds’ shares will not be traded on the Cboe BZX Exchange, Inc. and there can be no assurance that there will be a market for the sale of the Funds’ shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Funds, after the payment of certain Funds liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the sale of Fund shares and their termination and liquidation.
As shareholders redeem shares of the Funds, the Funds may not be able to achieve their investment objective and other investment policies. Accordingly, the Funds may increase their cash holdings and will deviate from their investment objective and other investment policies during the period between May 4, 2026, and the Liquidation Date. The liquidation of each Fund's portfolio may result in brokerage and transaction costs, which will be borne by the Funds and their shareholders. In addition, the Funds will bear other expenses incurred in connection with carrying out the liquidation as these expenses have been deemed extraordinary expense items.
If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-833-759-6110.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds toll-free at 1-833-759-6110.